Exhibit 10.6

SECOND AMENDMENT TO FORBEARANCE AGREEMENT AND FOURTH

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO FORBEARANCE AGREEMENT AND FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of December 23, 2011, by and among AQUILEX HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), each other Loan Party listed on the signature pages hereto, the Lenders listed on the signature pages hereto and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”), and as L/C Issuer (in such capacity, the “L/C Issuer”).

RECITALS

WHEREAS, the Borrower, the other Loan Parties, the Agent, the L/C Issuer and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of April 1, 2010 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement), pursuant to which, among other things, the Agent, the L/C Issuer and the Lenders named therein agreed, subject to the terms and conditions set forth in the Credit Agreement, to make senior secured credit facilities and certain other financial accommodations available to the Borrower;

WHEREAS, as of October 13, 2011, the Borrower, the other Loan Parties, the Agent, the L/C Issuer and the Lenders signatory thereto entered into a Forbearance Agreement and Second Amendment to Amended and Restated Credit Agreement (as amended from time to time prior to the date hereof, the “Forbearance Agreement”) pursuant to which (including subsequent amendments), among other things, the Agent and the Required Lenders, on behalf of all Lenders, agreed to forbear through February 3, 2012 from exercising remedies with respect to the Specified Defaults as set forth therein, and the Borrower and the other Loan Parties agreed to either (a) consummate an out-of-court restructuring or (b) commence voluntary cases under Chapter 11 of Title 11 of the United States Code, in each case on or before January 27, 2012;

WHEREAS, the Borrower, the other Loan Parties, the Agent, the holders of at least two-thirds in amount of the outstanding Loans, the Second Lien Agent, the holders of at least two-thirds in amount of the Second Lien Term Loans, the beneficial holders or investment advisors or managers for the account of the holders of at least two-thirds in principal amount of the Senior Notes, certain holders of Senior Notes, as equity backstop parties, and the Sponsor are, concurrently with the effectiveness hereof, entering into a Restructuring Support Agreement, pursuant to which the debt obligations of the Borrower shall be restructured through either an out-of-court restructuring or commencement of pre-packaged bankruptcy cases (the “Restructuring Support Agreement”); and

WHEREAS, the Borrower has requested that the Credit Agreement, the Forbearance Agreement and the Second Lien Intercreditor Agreement be amended to reflect the agreements of the parties in the Restructuring Support Agreement;

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1	Amendments to Credit Agreement.

(a) Section 2.08(c) of the Credit Agreement is hereby amended to add the following sentence at the end thereof: “For the avoidance of doubt, if the Forbearance Period terminates by reason of an out-of-court restructuring, then the interest accrued or previously capitalized pursuant to the 1.00% increase in the Applicable Rate effected by the Forbearance Agreement shall be payable in cash on the effective date of such out-of-court restructuring.”

(b) Section 11.21 of the Credit Agreement is hereby amended (i) to delete Section 11.21(a) and (ii) to replace the number “$40,000,000” in clause 11.21(b) thereof with the number “$50,000,000”.

SECTION 2	Additional Amendments and Agreements.

(a) Amendment to Second Lien Intercreditor Agreement. The Administrative Agent is hereby authorized and directed to execute and deliver an amendment to the Second Lien Intercreditor Agreement in the form attached hereto as Exhibit A.

(b) Amendment to Bondholder Letter Agreement. The Administrative Agent is hereby authorized and directed to execute and deliver an amendment to the Bondholder Letter Agreement in the form attached hereto as Exhibit B.

(c) Amendment to Forbearance Agreement. Section 3(a) of the Forbearance Agreement is hereby amended to insert the following proviso at the end of clause (ii) thereof: “provided, that if the deadline for consummating an out-of-court restructuring or, alternatively, commencing voluntary cases under Chapter 11 of Title 11 of the United States Code, has been extended pursuant to the terms of the Restructuring Support Agreement, the Forbearance Period shall end on the earlier to occur of (i) and Forbearance Default and (ii) such extended date”. In addition, for the avoidance of doubt, the agreements of the Loan Parties set forth in Section 4(a)(i) of the Third Amendment are superseded by the provisions of the Restructuring Support Agreement and if the date for commencing an out-of-court restructuring or commencing a voluntary case under Chapter 11 of Title 11 of the United States Code is extended pursuant to the terms of the Restructuring Support Agreement to a later date, then the date set forth in Section 4(a)(i) shall be deemed extended to such date.

SECTION 3	Representations, Warranties and Covenants of Borrower and Each Other Loan Party.

To induce the Agent, the L/C Issuer and the Lenders to execute and deliver this Agreement, the Borrower and each other Loan Party represents, warrants and covenants that:

(a) the individual executing this Agreement on behalf of the Borrower and each other Loan Party is authorized to so act and the execution of this Agreement by such individual makes the obligations set forth herein legal, valid, binding and enforceable against the

Borrower or such other Loan Party in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) except with respect to the Specified Defaults, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than the representations and warranties in Section 5.05(b) and Section 5.17 of the Credit Agreement), as updated from time to time pursuant to the Perfection Certificates delivered to the Agent under the Credit Agreement, is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and each of the agreements and covenants in the Credit Agreement and the other Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of the Borrower’s or any other Loan Party’s corporate charter, bylaws, operating agreement, or other governing documents, (ii) any material Laws or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which the Borrower or any other Loan Party or any of their respective property is bound except with respect to this clause (iii) to the extent such contravention, breach or violation would not reasonably be expected to have a Material Adverse Effect;

(d) as of the date hereof, except for the Specified Defaults, no Event of Default has occurred and is continuing under this Agreement, the Credit Agreement or any other Loan Document; and

(e) the Secured Parties’ security interest in the Collateral continues to be valid, binding, and enforceable first-priority security interests that secures the Obligations (subject, with respect to priority only, to Liens permitted by Section 7.01 of the Credit Agreement).

SECTION 4	Ratification of Liability.

The Borrower and each other Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under this Agreement, the Credit Agreement, the Forbearance Agreement, the Third Amendment and each other Loan Document to which such Loan Party is a party, and each such Loan Party hereby ratifies and reaffirms its grant of Liens on or security interests in its properties pursuant to such Loan Documents to which it is a party as security for the Obligations under or with respect to the Credit Agreement, and confirms and agrees that such Liens and security interests hereafter secure all of the Obligations. The Borrower and each other Loan Party acknowledges receipt of a copy of this Agreement and all other agreements or documents executed or delivered in connection herewith, (b) consents to the terms and conditions of same and (c) agrees and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed.

SECTION 5	Reference to and Effect upon the Credit Agreement.

(a) Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement, the Forbearance Agreement, the Third Amendment and the other Loan Documents, all rights of the Secured Parties and all of the Obligations shall remain in full force and effect. Each of the Borrower and each other Loan Party hereby confirms that no such party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement, the Forbearance Agreement, the Third Amendment or any other Loan Document.

(b) Except as expressly set forth herein or in the Forbearance Agreement, the effectiveness of this Agreement shall not directly or indirectly (i) create any obligation to make any further Loans, Letters of Credit or financial accommodations under the Credit Agreement or to continue to defer any enforcement action after the occurrence of any Default or Event of Default (including, without limitation, any Forbearance Default), (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement, the Forbearance Agreement, the Third Amendment or any other Loan Documents, (iii) amend, modify or operate as a waiver of any provision of the Credit Agreement, the Forbearance Agreement, the Third Amendment or any other Loan Documents or any right, power or remedy of the Agent, the L/C Issuer or any Lender, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction or plan of reorganization, or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, the Agent, the L/C Issuer and the Lenders reserve all rights, powers, and remedies under the Credit Agreement, the Forbearance Agreement, the Third Amendment, the other Loan Documents and applicable law.

(c) From and after the Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any Loan Document shall mean the Credit Agreement, as amended hereby, (ii) the term “Agreement” in the Forbearance Agreement, and all references to the Forbearance Agreement in any Loan Document shall mean the Forbearance Agreement as amended hereby and (iii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Agreement and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d) This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.

SECTION 6	Construction.

This Agreement and all other agreements and documents executed or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed or delivered in connection herewith, and that such party knows the contents hereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed or delivered in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their respective contents and legal effect.

SECTION 7	Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile or other electronic transmission (including .pdf or .tif) a signature page of this Agreement signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.

SECTION 8	Severability.

The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

SECTION 9	Further Assurances.

The Borrower and each other Loan Party agrees to, and to cause any other Loan Party to, take all further actions and execute all further documents as the Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed or delivered in connection herewith.

SECTION 10	Section Headings.

Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

SECTION 11	Notices.

All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement.

SECTION 12	Effectiveness.

This Agreement shall become effective at the time (the “Amendment Effective Date”) that all of the following conditions precedent have been met (or waived) as determined by the Agent in its sole discretion:

(a) Agreement. The Agent shall have received duly executed signature pages for this Agreement signed by the Agent, the L/C Issuer, the Required Lenders, the Borrower and each other Loan Party.

(b) Amendment to Second Lien Intercreditor Agreement. The Agent shall have received duly executed signature pages for an amendment to the Second Lien Intercreditor Agreement in the form attached hereto as Exhibit A.

(c) Restructuring Support Agreement. The Restructuring Support Agreement shall have become effective pursuant to its terms and the Agent shall have received a fully-executed copy thereof.

(d) Consent of Second Lien Lenders. The requisite Second Lien Lenders shall have consented to the amendments set forth in Section 1 hereof.

(e) Documentation. The Borrower and the other Loan Parties shall have delivered to the Agent such additional customary documents and instruments as the Agent may require, all of the foregoing of which shall be in form and substance acceptable to the Agent.

(f) Expenses. The Borrower shall have reimbursed all reasonable invoiced fees and expenses of the Agent’s financial advisor, Zolfo Cooper, LLC, and counsel, Latham & Watkins LLP (including out-of-pocket expenses).

SECTION 13	Assignments; No Third Party Beneficiaries.

This Agreement shall be binding upon and inure to the benefit of the Borrower, each other Loan Party, the Agent, the L/C Issuer, the Lenders and their respective successors and assigns; provided that neither the Borrower nor any other Loan Party shall be entitled to delegate any of its duties hereunder and shall not assign any of its rights or remedies set forth in this Agreement without the prior written consent of the Agent and the Required Lenders in their respective sole discretion.

SECTION 14	Final Agreement.

This Agreement, the Credit Agreement, the other Loan Documents and the other written agreements, instruments, and documents entered into in connection therewith (collectively, the “Borrower/Lender Documents”) set forth in full the terms of agreement between the parties hereto and thereto and are intended as the full, complete, and exclusive contracts governing the relationship between such parties, superseding all other discussions, promises, representations, warranties, agreements and understandings among the parties with respect thereto. No term of the Borrower/Lender Documents may be amended, restated, waived or otherwise modified except in a writing signed by the party against which enforcement of the modification, amendment, or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. The exercise or failure to exercise any rights or remedies by the Agent, the L/C Issuer or any Lender under any of the foregoing in a particular instance shall not operate as a waiver to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties hereto.

SECTION 15	Applicable Law.

This Agreement and the rights and obligations of the parties hereunder (including any claims sounding in contract law or tort law arising out of the subject matter hereof) shall be governed by, and shall be construed in accordance with, the laws of the State of New York without regard to conflicts of law principles that would result in the application of any law other than the law of the State of New York.

SECTION 16	General Release; Covenant Not to Sue.

(a) In consideration of, among other things, the Agent’s, the L/C Issuer’s and the Required Lenders’ execution and delivery of this Agreement, the Borrower and each other Loan Party, on behalf of themselves and their agents, representatives, officers, directors, advisors, employees, successors and assigns (collectively, “Releasors”), hereby forever waive, release and discharge, to the fullest extent permitted by law, each Releasee (as hereinafter defined) from any and all liens, claims, interests and causes of action of any kind or nature (collectively, the “Claims”) that such Releasor now has or hereafter may have against any or all of the Agent, the L/C Issuer and any Lender in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based on facts existing on or before the Amendment Effective Date that relate to: (i) any Loan Document, (ii) any transaction, action or omission contemplated thereby or (iii) any aspect of the dealings or relationships between or among any or all of the Borrower and the other Loan Parties, on the one hand, and any or all of the Agent, the L/C Issuer and the Lenders, on the other hand, relating to any Loan Document or transaction, action or omission contemplated thereby. The provisions of this Section 17 shall survive the termination of this Agreement, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

(b) The Borrower and each other Loan Party, on behalf of themselves and their successors, assigns, and other legal representatives, hereby unconditionally and irrevocably agree that they will not sue any Releasee on the basis of any Claim released, remised and discharged by the Borrower or any other Loan Party pursuant to Section 17 hereof. If the Borrower, any other Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, the Borrower and each other Loan Party, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

(Signature pages to follow)

IN WITNESS WHEREOF, this Second Amendment to Forbearance Agreement and Fourth Amendment to Amended and Restated Credit Agreement has been executed by the parties hereto as of the date first written above.

AQUILEX HOLDINGS LLC, as Borrower

	By:	AQUILEX ACQUISITION SUB III, LLC, its sole member

		By:	AQUILEX HOLDCO, L.P., its sole member

			By:	AQUILEX HOLDCO GP LLC, its general partner

				By:	ONTARIO TEACHERS’ PENSION PLAN BOARD, its sole member

By:	/s/ Darren Smart
Name: Darren Smart
Title: Portfolio Manager

AQUILEX ACQUISITION SUB III, LLC, as a Loan Party

	By:	AQUILEX HOLDCO, L.P., its sole member

		By:	AQUILEX HOLDCO GP LLC, its general partner

			By:	ONTARIO TEACHERS’ PENSION PLAN BOARD, its sole member

By:	/s/ Darren Smart
Name: Darren Smart
Title: Portfolio Manager

SIGNATURE PAGE TO SECOND AMENDMENT TO FORBEARANCE AGREEMENT AND FOURTH

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AQUILEX CORPORATION, as a Loan Party

By:	/s/ Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

AQUILEX HYDROCHEM, INC., as a Loan Party

By:	/s/ Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

AQUILEX HYDROCHEM INDUSTRIAL CLEANING, INC., as a Loan Party

By:	/s/ Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

AQUILEX SMS, INC., as a Loan Party

By:	/s/ Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

AQUILEX WSI, INC., as a Loan Party

By:	/s/ Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

AQUILEX FINANCE CORP., as a Loan Party

By:	/s/ Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

SIGNATURE PAGE TO SECOND AMENDMENT TO FORBEARANCE AGREEMENT AND FOURTH

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AQUILEX SPECIALTY REPAIR AND OVERHAUL, INC., as a Loan Party

By:	/s/ Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

SIGNATURE PAGE TO SECOND AMENDMENT TO FORBEARANCE AGREEMENT AND FOURTH

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA, as the Agent

By:	/s/ Ann Hurley
Name: Ann Hurley
Title: Manager, Agency

SIGNATURE PAGE TO SECOND AMENDMENT TO FORBEARANCE AGREEMENT AND FOURTH

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA, as the L/C Issuer

By:	/s/ Leslie P. Vowell
Name: Leslie P. Vowell
Title: Attorney-in-Fact

SIGNATURE PAGE TO SECOND AMENDMENT TO FORBEARANCE AGREEMENT AND FOURTH

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

[NAME OF LENDER], as Lender

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO FORBEARANCE AGREEMENT AND FOURTH

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT